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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to use in this Registration Statement on Form S-8 of The A Consulting Team, Inc. of our report dated February 15, 2006 relating to our audit of the consolidated financial statements as incorporated by reference in Part II, Item 3, of such Registration Statement.




/s/ Mercadien P.C., Certified Public Accountants
Hamilton, New Jersey
April 6, 2006